                        SUBSIDIARIES & EQUITY AFFILIATES

                                                                    EXHIBIT 21.1


                                                    INCORPORATION      OWNERSHIP
                 COMPANY NAME                          LOCATION       PERCENTAGE              DIRECT PARENT/EQUITY OWNER
                 ------------                       -------------     ----------              --------------------------
362084 Alberta Inc.                                 Alberta              100%       Conoco Canada Limited

Abode Merchant Marketing Joint Venture                                    50%       Raptor Natural Plains Marketing LLC
                                                                          50%       Raptor Industrial Sales Corporation

Administrador Petrolera Guanare S.A.                Venezuela            32.5%      Conoco Venezuela C.A.

Agroforestal Anzoategui, C.A.                       Venezuela            100%       Petrozuata C.A.

Alliance Energy Services Partnership                Kentucky              50%       Conoco Inc. (formerly Continental Oil Company)

AO Arkhangelskgeoldobycha                           Soviet Union        15.667%     Conoco International Petroleum Company

Applied Sustainability LLC                          Texas               18.75%      Conoco Inc. (formerly Continental Oil Company)

Associated Petroleum Terminals (Immingham)          England             33.33%      Conoco Limited
  Limited

Atlantic Energy Inc.                                Virginia              50%       Conoco Inc. (formerly Continental Oil Company)

Brandywine Industrial Gas, Inc.                     Delaware             100%       Conoco Inc. (formerly Continental Oil Company)

Britannia Operator Limited                          England               50%       Conoco (U.K.) Limited

C&L Processors Partnership                          Texas                 50%       Conoco Inc. (formerly Continental Oil Company)

Cajun Cogen LLC                                     Delaware             100%       CGP Developments Cajun Cogen LLC

Calcasieu Shipping Corporation                      Delaware             100%       Conoco Inc. (formerly Continental Oil Company)

Cardinal States Gathering Company                   Virginia              50%       Pocahontas Gas Partnership

Catoire S.A.                                        Belgium              100%       Societe Europeenne Des Carburants (SECA)

Ceska Rafinerska, a.s.                              Czech Republic      16.33%      Conoco Central and Eastern European Holdings BV

CFJ I Management Inc.                               Delaware              50%       Kayo Oil Company

CFJ II Management Inc.                              Delaware              50%       Kayo Oil Company

CFJ III Management Inc.                             Delaware              50%       Kayo Oil Company

CFJ Plaza Company I LLC                             Delaware              1%        CFJ I Management Inc.
                                                                         49.5%      Kayo Oil Company

CFJ Plaza Company II LLC                            Delaware              1%        CFJ II Management Inc.
                                                                         49.5%      Kayo Oil Company

CFJ Plaza Company III LLC                           Delaware              1%        CFJ III Management Inc.
                                                                         49.5%      Kayo Oil Company

CFJ Properties                                      Delaware              15%       Kayo Oil Company
                                                                          35%       Douglas Oil Company of California

CGP Developments Cajun Cogen LLC                    Delaware             100%       Conoco Inc. (formerly Continental Oil Company)

CGP Servicios Energeticos de Altamira, S.           Mexico               100%       Conoco Global Power de Mexico, S. de R.L.
  de R.L. de C.V.                                                                     de C.V.

Cit-Con Oil Corporation                             Delaware              35%       Conoco Inc. (formerly Continental Oil Company)

Clearwater Ltd.                                     Bermuda              100%       Danube Insurance Ltd.

Cliffe Storage Limited                              England              100%       Conoco (U.K.) Limited

                        SUBSIDIARIES & EQUITY AFFILIATES

                                                    INCORPORATION      OWNERSHIP
                 COMPANY NAME                          LOCATION       PERCENTAGE              DIRECT PARENT/EQUITY OWNER
                 ------------                       -------------     ----------              --------------------------
Colonial Pipeline Company                           Delaware             8.53%      Conoco Pipe Line Company

Colonial Ventures, L.L.C.                           Delaware            7.547%      Conoco Pipe Line Company

Comap, Inc.                                         Delaware             100%       Conoco Inc. (formerly Continental Oil Company)

Compania Agua Plana S.A.                            Venezuela            32.5%      Conoco Venezuela C.A.

Conch International Methane Limited                 Bahamas               40%       Conoco Inc. (formerly Continental Oil Company)

Conoco (Glen) Limited                               England              100%       Conoco (U.K.) Limited

Conoco (Thailand) Company, Limited                  Thailand             100%       Conoco Inc. (formerly Continental Oil Company)

Conoco (U.K.) Alpha Limited                         England              100%       Conoco (U.K.) Limited

Conoco (U.K.) Beta Limited                          England              100%       Conoco (U.K.) Alpha Limited

Conoco (U.K.) Delta Limited                         England              100%       Conoco (U.K.) Limited

Conoco (U.K.) Epsilom Limited                       England              100%       Conoco (U.K.) Limited

Conoco (U.K.) Eta Limited                           England              100%       Conoco (U.K.) Zeta Limited

Conoco (U.K.) Gama Limited                          England              100%       Conoco (U.K.) Limited

Conoco (U.K.) Lambda Limited                        Ireland              100%       Conoco (U.K.) Theta Limited

Conoco (U.K.) Limited                               England              100%       CUKL Holdings Limited

Conoco (U.K.) Theta Limited                         England              100%       Conoco (U.K.) Eta Limited

Conoco (U.K.) Zeta Limited                          England              100%       Conoco (U.K.) Limited

Conoco A.G.                                         Switzerland         93.33%      Conoco Inc. (formerly Continental Oil Company)
                                                                         6.67%      Conoco Nordic Investment L.P.

Conoco Adjgaz LLC                                   Georgia              100%       Conoco Petroleum Operations Inc.

Conoco Africa Inc. (formerly Conoco West Firan      Delaware             100%       Conoco Inc. (formerly Continental Oil Company)
  Inc.)

Conoco Arabia Inc.                                  Delaware             100%       Conoco Inc. (formerly Continental Oil Company)

Conoco Arctic Inc.                                  Delaware             100%       Conoco Inc. (formerly Continental Oil Company)

Conoco Asia Ltd.                                    Bermuda              100%       Conoco Inc. (formerly Continental Oil Company)

Conoco Asia Pacific Ltd.                            Delaware             100%       Conoco Inc. (formerly Continental Oil Company)

Conoco Asia Pacific Sdn. Bhd.                       Malaysia             100%       Conoco Petroleum Operations Inc.

Conoco Baltic Inc.                                  Delaware             100%       Conoco Inc. (formerly Continental Oil Company)

Conoco Barbados Ltd.                                Bermuda              100%       Danube Insurance Limited

Conoco Bardawil Inc.                                Delaware             100%       Conoco Inc. (formerly Continental Oil Company)

Conoco Canada Limited                               New Brunswick        100%       Conoco Inc. (formerly Continental Oil Company)

Conoco Capital Inc.                                 Delaware             100%       Conoco Inc. (formerly Continental Oil Company)

Conoco Carbon and Minerals, Inc.                    Delaware             100%       Conoco Inc. (formerly Continental Oil Company)

Conoco Carbon Fibers Japan, KK.                     Japan                100%       Conoco Petroleum Operations Inc.

Conoco Center Inc.                                  Delaware             100%       Conoco Inc. (formerly Continental Oil Company)

Conoco Central and Eastern Europe Holdings BV       Netherlands          100%       Conoco Continental Holding GmbH

Conoco Central Europe Inc.                          Delaware             100%       Conoco Inc. (formerly Continental Oil Company)

Conoco Chile Inc.                                   Delaware             100%       Conoco Inc. (formerly Continental Oil Company)

Conoco Colombia Ltd.                                Bermuda              100%       Conoco Inc. (formerly Continental Oil Company)

                        SUBSIDIARIES & EQUITY AFFILIATES

                                                    INCORPORATION      OWNERSHIP
                 COMPANY NAME                          LOCATION       PERCENTAGE              DIRECT PARENT/EQUITY OWNER
                 ------------                       -------------     ----------              --------------------------
Conoco Communications, Inc.                         Delaware             100%       Conoco Inc. (formerly Continental Oil Company)

Conoco Continental Holding GmbH                     Germany              100%       Conoco Central Europe Inc.

Conoco Coral Inc.                                   Delaware             100%       Conoco Inc. (formerly Continental Oil Company)

Conoco Corporate Holdings L.P.                      Delaware             75.6%      Conoco Finance Inc.

Conoco Czech Republic s.r.o.                        Czech Republic       100%       Conoco Central and Eastern Europe Holdings BV

Conoco Denmark Inc.                                 Delaware             100%       Conoco Inc. (formerly Continental Oil Company)

Conoco Development Company                          Delaware             100%       Conoco Petroleum Operations Inc.

Conoco Development II Inc.                          Delaware             100%       Conoco Petroleum Operations Inc.

Conoco Development Limited                          England              100%       Conoco (U.K.) Limited

Conoco Development Services Inc.                    Delaware             100%       Conoco Inc. (formerly Continental Oil Company)

Conoco do Brasil Ltda.                              Brazil               99.9%      Conoco Petroleum Operations Inc.
                                                                         0.1%       Conoco Inc. (formerly Continental Oil Company)

Conoco Drilling Inc.                                Delaware             100%       Conoco Petroleum Operations Inc.

Conoco Egypt Inc.                                   Delaware             100%       Conoco Inc. (formerly Continental Oil Company)

Conoco Energy Holdings Ltd.                         Bermuda              100%       Conoco Energy Holdings Nigeria Ltd.

Conoco Energy Holdings Nigeria Ltd.                 Bermuda              100%       Clearwater Ltd.

Conoco Energy Nigeria Ltd.                          Nigeria            99.99999%    Conoco Energy Holdings Ltd.
                                                                       0.00001%     Danube Insurance Ltd.

Conoco Energy Ventures Inc. (formerly               Delaware             100%       Conoco Inc. (formerly Continental Oil Company)
  Conoco Overseas Oil Company)

Conoco Enterprises Inc.                             Delaware             100%       Conoco Inc. (formerly Continental Oil Company)

Conoco Equity Investments Inc.                      Delaware             100%       Conoco Petroleum Operations Inc.

Conoco Este Pipeline Company                        Delaware             100%       Conoco Inc. (formerly Continental Oil Company)

Conoco EurAsia Inc.                                 Delaware             100%       Conoco Petroleum Operations Inc.

Conoco Europe Gas Company                           Delaware             100%       Conoco Inc. (formerly Continental Oil Company)

Conoco Europe Gas Limited                           England              100%       Conoco (U.K.) Limited

Conoco Exploration & Production B.V.                Netherlands          100%       Conoco Resources Holding B.V.

Conoco Exploration & Production Nigeria Limited     Nigeria            99.99998%    Conoco Holdings Ltd.
                                                                       0.00002%     Danube Insurance Ltd.

Conoco Exploration Production Europe Limited        England              100%       Conoco Inc. (formerly Continental Oil Company)

Conoco Finance Inc.                                 Delaware             100%       Conoco Inc. (formerly Continental Oil Company)

Conoco Finance Services Inc.                        Delaware             100%       Conoco Inc. (formerly Continental Oil Company).

Conoco Foreign Sales Corporation                    Barbados             100%       Conoco Petroleum Operations Inc.

Conoco Frontier Ltd.                                Bermuda              100%       Clearwater Ltd.

Conoco Gas Holdings L.L.C.                          Delaware              75%       Conoco Inc. (formerly Continental Oil Company)

Conoco Geisum Inc.                                  Delaware             100%       Conoco Inc. (formerly Continental Oil Company)

Conoco Global Energy Company                        Delaware             100%       Conoco Petroleum Operations Inc.

Conoco Global Power (U.K.) Limited                  England              100%       Conoco (U.K.) Limited

                        SUBSIDIARIES & EQUITY AFFILIATES

                                                    INCORPORATION      OWNERSHIP
                 COMPANY NAME                          LOCATION       PERCENTAGE              DIRECT PARENT/EQUITY OWNER
                 ------------                       -------------     ----------              --------------------------
Conoco Global Power Assets Inc.                     Delaware             100%       Conoco Petroleum Operations Inc.

Conoco Global Power Assets Sabine, Inc.             Delaware             100%       Conoco Petroleum Operations Inc.

Conoco Global Power de Mexico, S.                   Mexico              99.9%       Conoco Global Energy Company
  de R.L. de C.V.                                                        0.1%       Conoco Inc. (formerly Continental Oil Company)


Conoco Global Power Developments Deutschland        Germany              100%       Conoco Global Power Europe Limited
  GmgH

Conoco Global Power Developments Inc.               Delaware             100%       Conoco Petroleum Operations Inc.

Conoco Global Power Developments Espana SRL         Spain                100%       Conoco Global Power Europe Limited

Conoco Global Power Developments-Sabine Inc.        Delaware             100%       Conoco Petroleum Operations Inc.

Conoco Global Power Developments UK Limited         England              100%       Conoco Global Power Europe Limited

Conoco Global Power Europe Limited                  England              100%       CUKL Holdings Limited

Conoco Global Power Inc.                            Delaware             100%       Conoco Inc. (formerly Continental Oil Company)

Conoco Guanare Ltd.                                 Bermuda              100%       Conoco Inc. (formerly Continental Oil Company)

Conoco Holdings Ltd. (formerly Conoco Iraq Ltd.)    Bermuda              100%       Conoco Inc. (formerly Continental Oil Company)

Conoco Hungary Kft.                                 Hungary              100%       Conoco Central and Eastern Europe Holdings BV

Conoco Inc. (formerly Continental Oil Company)      Delaware             100%       Conoco Inc. (aka Conoco Energy Company)

Conoco Indonesia Holding Ltd.                       British Virgin       100%       Conoco Inc. (formerly Continental Oil Company)
                                                    Islands

Conoco Indonesia Inc. Ltd.                          Delaware             100%       Conoco Indonesia Holding Ltd.

Conoco International Gas Corporation                Delaware             100%       Conoco Inc. (formerly Continental Oil Company)

Conoco International Petroleum Company              Delaware             100%       Conoco Inc. (formerly Continental Oil Company)

Conoco International, Inc.                          Delaware             100%       Conoco Inc. (formerly Continental Oil Company)

Conoco Investment AG                                Switzerland          100%       Conoco A.G.

Conoco Investments Limited                          England              100%       Conoco (U.K.) Limited

Conoco Investments Norge A/S                        Norway               100%       Conoco Norway Inc.

Conoco Iran N.V.                                    Netherland           100%       Conoco Inc. (formerly Continental Oil Company)
                                                    Antilles

Conoco Jet (Malaysia ) Sdn. Bhd.                    Malaysia             100%       Conoco Inc. (formerly Continental Oil Company)

Conoco Jet Danmark A/S                              Denmark              100%       Conoco Denmark Inc.

Conoco Jet Finland Oy                               Finland              100%       Conoco Petroleum Operations Inc.

Conoco Jet Nordic AB                                Sweden              90.01%      Conoco A.G.
                                                                         9.99%      Conoco Inc. (formerly Continental Oil Company)

Conoco Jet Norge A/S                                Norway               100%       Conoco Norway Inc.

Conoco Jet Retail Development spol. s.r.o.          Slovak Republic      100%       Conoco Slovakia s.r.o.

Conoco Khazar Ltd.                                  Bermuda               99%       Danube Insurance Ltd.
                                                                          1%        Conoco Inc. (formerly Continental Oil Company)
Conoco Kuwait Services Inc.                         Delaware             100%       Conoco Petroleum Operations Inc.

Conoco Lagia Offshore, Inc.                         Delaware             100%       Conoco Inc. (formerly Continental Oil Company)

Conoco Leasing Limited                              England              100%       Conoco Limited

                        SUBSIDIARIES & EQUITY AFFILIATES

                                                    INCORPORATION      OWNERSHIP
                 COMPANY NAME                          LOCATION       PERCENTAGE              DIRECT PARENT/EQUITY OWNER
                 ------------                       -------------     ----------              --------------------------
Conoco Limited                                      England              100%       Conoco (U.K.) Limited

Conoco Lubricants (Malaysia) Sdn. Bhd. (Formerly    Malaysia             100%       Conoco Petroleum Operations Inc.
  Conoco Services Sdn. Bhd.)

Conoco Mexico Ltd.                                  Bermuda               25%       Danube Insurance Limited
                                                                          75%       Conoco Inc. (formerly Continental Oil Company)

Conoco Mexico Servicios, S.A. de C.V.               Mexico                99%       Conoco Mexico, S.A. de C.V.
                                                                          1%        Conoco Specialty Products Inc.

Conoco Mexico, S.A. de C.V.                         Mexico                99%       Conoco Petroleum Operations Inc.
                                                                          1%        Conoco Specialty Products Inc.

Conoco Mid-Continent Properties Inc.                Delaware             100%       Conoco Inc. (formerly Continental Oil Company)

Conoco Middle East Gas Co. N.V.                     Netherland           100%       Conoco Inc. (formerly Continental Oil Company)
                                                    Antilles

Conoco Middle East Ltd.                             Delaware             100%       Conoco Inc. (formerly Continental Oil Company)

Conoco Mineraloel GmbH                              Germany             99.75%      Conoco Continental Holding GmbH
                                                                         0.25%      Conoco Inc. (formerly Continental Oil Company)

Conoco Mont Belvieu Holdings Inc.                   Delaware             100%       Conoco Inc. (formerly Continental Oil Company)

Conoco Nordic Holding LLC                           Delaware             100%       Conoco Petroleum Operations Inc.

Conoco Nordic Holdings AB                           Sweden               100%       Conoco Jet Nordic AB

Conoco Nordic Investment LP                         Delaware              2%        Conoco Nordic Holding LLC
                                                                          98%       Conoco Petroleum Operations Inc.

Conoco Northland Ltd.                               Bermuda              100%       Conoco Inc. (formerly Continental Oil Company)

Conoco Norway Inc.                                  Delaware             100%       Conoco Inc. (formerly Continental Oil Company)

Conoco Norway Properties Inc.                       Delaware             100%       Conoco Inc. (formerly Continental Oil Company)

Conoco NW Natuna Exploration and Production Ltd.    Bermuda              100%       Conoco NW Natuna Holding Ltd.

Conoco NW Natuna Holding Ltd.                       Bermuda              100%       Conoco Inc. (formerly Continental Oil Company)

Conoco Offshore Inc.                                Delaware             100%       Conoco Inc. (formerly Continental Oil Company)

Conoco Offshore Pipe Line Company                   Delaware             100%       Conoco Pipe Line Company

Conoco Offshore Properties Inc.                     Delaware             82.4%      Conoco Inc. (formerly Continental Oil Company)
                                                                         17.6%      Conoco Offshore Inc.

Conoco Oil & Gas Associates L.P.                    Delaware            21.48%      Conoco Mid-Continent Properties Inc.
                                                                        17.26%      Conoco Offshore Properties Inc.
                                                                        20.65%      Conoco Permian Basin Properties Inc.
                                                                         2.37%      Conoco Norway Properties Inc.
                                                                         5.37%      Conoco U.K. Properties Inc.
                                                                        32.87%      Vanguard Energy Investors L.P.

                        SUBSIDIARIES & EQUITY AFFILIATES

                                                    INCORPORATION      OWNERSHIP
                 COMPANY NAME                          LOCATION       PERCENTAGE              DIRECT PARENT/EQUITY OWNER
                 ------------                       -------------     ----------              --------------------------
Conoco Operations (QLD.) Pty Ltd.                   Australia            100%       Conoco Inc. (formerly Continental Oil Company)

Conoco Orinoco Inc.                                 Delaware             100%       Conoco Inc. (formerly Continental Oil Company)

Conoco Pakistan Exploration & Production B.V.       Netherlands          100%       Conoco Resources Holding B.V.

Conoco Permian Basin Properties Inc.                Delaware             100%       Conoco Inc. (formerly Continental Oil Company)

Conoco Peru Ltd.                                    Bermuda               25%       Danube Insurance Limited
                                                                          75%       Conoco Inc. (formerly Continental Oil Company)

Conoco Petcoke Far East Ltd.                        Delaware             100%       Conoco Inc. (formerly Continental Oil Company)

Conoco Petroleum Limited                            England              100%       Conoco (U.K.) Limited

Conoco Petroleum Nigeria Limited                    Nigeria            0.00001%     Conoco Inc. (formerly Continental Oil Company)
                                                                       99.99999%    Conoco Petroleum Operations Inc.

Conoco Petroleum Norge AS                           Norway               100%       Conoco Norway Inc.

Conoco Petroleum Operations Inc.                    Delaware             100%       Conoco Inc. (formerly Conoco Energy Company)

Conoco Pipe Line Company                            Delaware             100%       Conoco Inc. (formerly Continental Oil Company)

Conoco Poland Sp. z.o.o.                            Poland               100%       Conoco Central and Eastern Europe Holdings BV

Conoco Power Marketing Inc.                         Delaware             100%       Conoco Petroleum Operations Inc.

Conoco Resources Holding B.V.                       Netherlands          100%       Clearwater Ltd.

Conoco Sabah Ltd.                                   Bermuda              100%       Conoco Inc. (formerly Continental Oil Company)

Conoco Seagaz Ticaret Limited Sirketi               Turkey                1%        Conoco Inc. (formerly Conoco Energy Company)
                                                                          99%       Conoco Petroleum Operations Inc.

Conoco Services Company                             Delaware             100%       Conoco Petroleum Operations Inc.

Conoco Services Ltd.                                Bermuda              100%       Conoco Inc. (formerly Continental Oil Company)

Conoco Shale Oil Inc.                               Delaware             100%       Conoco Inc. (formerly Continental Oil Company)

Conoco Shipping Company                             Liberia              100%       World Wide Transport, Inc.

Conoco Shipping & Marine Development LLC            Marshall Islands     100%       Conoco Inc. (formerly Continental Oil Company)

Conoco Shipping Norge A/S                           Norway                80%       Norske Conoco A/S
                                                                          20%       Conoco Norway Inc.

Conoco Shipping Norge Nr. 2 AS                      Norway               100%       Norske Conoco A/S

Conoco Shipping Norge Nr. 3 AS                      Norway               100%       Norske Conoco A/S

Conoco Singapore Operations Pte. Limited            Singapore            100%       Conoco Inc. (formerly Continental Oil Company)

Conoco Slovakia s.r.o.                              Slovak Republic      100%       Conoco Central and Eastern Europe Holdings BV

Conoco South Sokang Holding Ltd.                    British Virgin       100%       Conoco Inc. (formerly Continental Oil Company)
                                                    Islands

Conoco South Sokang Ltd.                            Bermuda              100%       Conoco South Sokang Holding Ltd.

Conoco Specialty Products Inc.                      Delaware             100%       Conoco Inc. (formerly Continental Oil Company)

Conoco Specialty Products, Limited                  England              100%       Conoco Petroleum Operations Inc.

Conoco Syria Dez Gas Ltd.                           Bermuda              100%       Conoco Syria Ltd.

Conoco Syria Ltd.                                   Bermuda              100%       Conoco Inc. (formerly Continental Oil Company)

Conoco Taiwan Exploration & Production B.V.         Netherlands          100%       Conoco Resources Holding B.V.

                        SUBSIDIARIES & EQUITY AFFILIATES

                                                    INCORPORATION      OWNERSHIP
                 COMPANY NAME                          LOCATION       PERCENTAGE              DIRECT PARENT/EQUITY OWNER
                 ------------                       -------------     ----------              --------------------------
Conoco Timan-Pechora Ltd.                           Delaware             100%       Conoco Inc. (formerly Continental Oil Company)

Conoco Tobong Holding Ltd.                          British Virgin       100%       Conoco Inc. (formerly Continental Oil Company)
                                                    Islands

Conoco Tobong Ltd.                                  Bermuda              100%       Conoco Tobong Holding Ltd.

Conoco Tobong Natuna B.V.                           Netherlands          100%       Conoco Resources Holding B.V.

Conoco Trading Company                              Delaware             100%       Conoco Inc. (formerly Continental Oil Company)

Conoco Treasury Ltd.                                England              100%       Conoco (U.K.) Limited

Conoco Trinidad (4a) B.V.                           Netherlands          100%       Conoco Resources Holding B.V.

Conoco Trinidad (4b) B.V.                           Netherlands          100%       Conoco Resources Holding B.V.

Conoco Trinidad Inc.                                Delaware             100%       Conoco Inc. (formerly Continental Oil Company)

Conoco U.K. Properties Inc.                         Delaware             100%       Conoco Inc. (formerly Continental Oil Company)

Conoco Venezuela B.V.                               Netherlands          100%       Conoco Resources Holding B.V.

Conoco Venezuela C.A.                               Venezuela            100%       Conoco Petroleum Operations Inc.

Conoco Venezuela E&P Ltd.                           Bermuda              100%       Clearwater Ltd.

Conoco Venezuela Holding C.A.                       Venezuela            100%       Conoco Orinoco Inc.

Conoco Venezuela Ltd.                               Bermuda               25%       Danube Insurance Ltd.
                                                                          75%       Conoco Inc. (formerly Continental Oil Company)

Conoco Venezuela Services B.V.                      Netherlands          100%       Conoco Resources Holding B.V.

Conoco Vietnam Exploration & Production B.V.        Netherlands          100%       Conoco Resources Holding B.V.

Conoco Warim B.V.                                   Netherlands          100%       Conoco Resources Holding B.V.

Conoco Warim Ltd.                                   Bermuda              100%       Clearwater Ltd.

Conoco-Austria Mineraloel GmbH                      Austria              100%       Conoco Mineraloel GmbH

Cono-Services Inc.                                  Colorado             100%       Conoco Inc. (formerly Continental Oil Company)

Conoven Holding Ltd.                                British Virgin       100%       Conoco Orinoco Inc.
                                                    Islands

Continental Europe Energy Company                   Delaware             100%       Conoco Inc. (formerly Continental Oil Company)

Continental Mid Delta Petroleum Company             Delaware             100%       Conoco Inc. (formerly Continental Oil Company)

Continental Netherlands Oil Company B.V.            Netherlands          100%       Conoco Resources Holding B.V.

Continental Oil Company                             Delaware             100%       Conoco Inc. (formerly Continental Oil Company)

Continental Oil Company (Nederland) B.V.            Netherlands          100%       Conoco Inc. (formerly Continental Oil Company)

Continental Oil Company Inc.                        Canada               100%       Conoco Inc. (formerly Continental Oil Company)

Continental Oil Company Limited                     England              100%       Conoco (U.K.) Limited

Continental Oil Company of Iran                     Delaware             100%       Conoco Inc. (formerly Continental Oil Company)

Continental Oil Company of Italy                    Delaware             100%       Conoco Inc. (formerly Continental Oil Company)

Continental Oil Company of Libya                    Delaware             100%       Conoco Inc. (formerly Continental Oil Company)

Continental Oil Company of Niger                    Delaware             100%       Conoco Inc. (formerly Continental Oil Company)

Continental Oil Company of Nigeria                  Delaware             100%       Conoco Inc. (formerly Continental Oil Company)

Continental Oil S.A.                                Spain                 50%       Societe Europeenne Des Carburants  (SECA)

                        SUBSIDIARIES & EQUITY AFFILIATES

                                                    INCORPORATION      OWNERSHIP
                 COMPANY NAME                          LOCATION       PERCENTAGE              DIRECT PARENT/EQUITY OWNER
                 ------------                       -------------     ----------              --------------------------
Continental Pipe Line Company                       Delaware             100%       Conoco Inc. (formerly Continental Oil Company)

Crow Bar Joint Venture                                                    70%       Raptor Natural Plains Energy Services LLC
                                                                          30%       Raptor Industrial Sales Corporation

Crown Joint Venture                                                     34.64%      Raptor Gas Transmission LLC
                                                                        65.36%      Raptor Natural Plains Marketing LLC

Crude Oil Terminals (Humber) Ltd.                   England             33.33%      Conoco Limited

CUKL Holdings Limited                               England              100%       Conoco Inc. (formerly Continental Oil Company)

Danube Insurance Limited                            Bermuda             73.22%      Conoco A.G.
                                                                        26.78%      Conoco Inc. (formerly Continental Oil Company)

Deepwater Drilling II L.L.C.                        Delaware              40%       Conoco Development II Inc.

Deepwater Drilling L.L.C.                           Delaware              50%       Conoco Development Company

Depaa 2000 AB                                       Sweden               100%       Norrkoeping Depaa AB

Dingo Software Pty. Ltd.                            Australia          5% to 30%    Conoco Inc. (formerly Continental Oil Company)

Dixie Pipeline Company                              Delaware            8.3833%     Conoco Pipe Line Company

Douglas Oil Company of California                   California           100%       Conoco Inc. (formerly Continental Oil Company)

Douglas Stations, Inc.                              Delaware             100%       Douglas Oil Company of California

Du Pont E&P No. 1 B.V.                              Netherlands          100%       Conoco Resources Holding B.V.

Du Pont E&P No. 12 B.V.                             Netherlands          100%       Conoco Resources Holding B.V.

Du Pont E&P No. 13 B.V.                             Netherlands          100%       Conoco Resources Holding B.V.

Dubai Marketing Company Ltd.                        Delaware             100%       Conoco Inc. (formerly Continental Oil Company)

Dubai Petroleum Company                             Delaware             100%       Conoco Inc. (formerly Continental Oil Company)

DuPont Conoco Energy Services Company               Delaware             100%       Conoco Petroleum Operations Inc.

Enertech S.A. (dissolved 2nd quarter 2000)          Belgium              100%       Societe Europeenne Des Carburants (SECA)

Excel Paralubes                                     Delaware              50%       Conoco Inc. (formerly Continental Oil Company)

Excel Paralubes Funding Corporation                 Delaware             100%       Excel Paralubes

Explorer Pipeline Company                           Delaware             7.71%      Conoco Pipe Line Company

F.P.S.O. Development Ltd.                           Bermuda              100%       Conoco Inc. (formerly Continental Oil Company)

Fas-Gas Retail Services Co. of Texas                Texas                 49%       Kayo Oil Company

Frontier Deepwater Drilling Inc.                    Delaware             100%       Conoco Inc. (formerly Conoco Energy Company)

GKG Mineraloelhandel GmbH & Co. KG                  Germany               50%       Conoco Mineraloel GmbH

GKG Mineraloelhandel Handel                         Germany               50%       Conoco Mineraloel GmbH
  Verwaltungsgesellschaft mbH

Glen Petroleum Inc. (dissolved 12/12/00)            Delaware             100%       Conoco (U.K.) Limited

Glen Petroleum Limited                              England              100%       Conoco (U.K.) Limited

Gulf Coast Fractionators                            Texas                22.5%      Conoco Inc. (formerly Continental Oil Company)

Heartland Pipeline Company                          Delaware              50%       Conoco Pipe Line Company

Horizon Energy Marketing, LLC                       Louisiana             50%       Conoco Inc. (formerly Continental Oil Company)

Humber LPG Terminal Limited                         England               40%       Conoco Limited

Humber Oil Terminals Trustee Limited                England             33.33%      Conoco Limited

                        SUBSIDIARIES & EQUITY AFFILIATES

                                                    INCORPORATION      OWNERSHIP
                 COMPANY NAME                          LOCATION       PERCENTAGE              DIRECT PARENT/EQUITY OWNER
                 ------------                       -------------     ----------              --------------------------
Hydroserve Westlake, L.L.C.                         Delaware              50%       Conoco Inc. (formerly Continental Oil Company)

Ingleside Cogeneration Limited Partnership          Delaware              49%       Conoco Global Power Assets, Inc.
                                                                          1%        Conoco Global Power Developments Inc.

Interconnector (UK) Ltd.                            England               10%       Conoco (U.K.) Limited

Interkraft Handel GmbH                              Germany              100%       Conoco Mineraloel GmbH

Isidan Limited                                      England              100%       Conoco (U.K.) Limited

Jet Petroleum Limited                               England              100%       Conoco Limited

Jet Tankstellen-Betriebs GmbH                       Germany              100%       Conoco Mineraloel GmbH

Jet/Jiffy Shops Ltd.                                Thailand             100%       Conoco Inc. (formerly Continental Oil Company)

Jiffy Limited                                       England              100%       Conoco (U.K.) Limited

Jolliet Pipe Line Company                           Delaware              38%       Conoco Pipe Line Company

Jupiter Sulphur LLC                                 Delaware              50%       Conoco Inc. (formerly Continental Oil Company)

K.C. Asphalt, L.L.C.                                Colorado              50%       Conoco Inc. (formerly Continental Oil Company)

Kayo Oil Company                                    Delaware             100%       Conoco Inc. (formerly Continental Oil Company)

Lake Charles Pipe Line Company                      Delaware              50%       Conoco Pipe Line Company

Lantri Investments BV                                                    100%       Conoco International Petroleum Company

Lobo Inc.                                           Delaware             100%       Conoco Inc. (formerly Continental Oil Company)

Lobo Pipeline Company L.P.                          Delaware              99%       Lobo Inc.
                                                                          1%        Conoco Inc. (formerly Continental Oil Company)

Longhorn Pipeline Company                           Delaware             100%       Conoco Inc. (formerly Continental Oil Company)

Louisiana Gas System Inc.                           Delaware             100%       Conoco Inc. (formerly Continental Oil Company)

Malaysian Refining Company Sdn. Bhd.                Malaysia              40%       Conoco Asia Ltd.

Maple Leaf AS                                       Norway                75%       Clearwater Ltd.

Maspher Investments BV                                                   100%       Lantri Investments BV

Merilectrica I S.A.                                 Colombia            35.625%     Conoco Global Energy Company

Merilectrica I S.A. & Cia. S.C.A. E.S.P.            Colombia            35.269%     Conoco Global Energy Company
                                                                          1%        Merilectrica I S.A.

Mineraloelraffinerrie Oberrhein GmbH & Co. KG       Germany             18.75%      Oberrheinische Mineraloelwerke GmbH

Mineraloelraffinerrie Oberrhein Verwaltungs GmbH    Germany             18.75%      Conoco Continental Holding GmbH

Nelson Industrial Steam Company (NISCO)             Texas                36.1%      Conoco Inc. (formerly Continental Oil Company)
Norrkoeping Depaa AB                                Sweden                50%       Conoco Jet Nordic AB

Norske Conoco A/S                                   Norway               100%       Conoco Norway Inc. (Norway Branch)

Oberrheinische Mineraloelwerke GmbH (OMW)           Germany               25%       Conoco Continental Holding GmbH

OK Coop A.G.                                        Switzerland           49%       Conoco A.G.

Pacific Pipelines, Inc.                             Delaware             100%       Conoco Inc. (formerly Continental Oil Company)

Penreco                                             Texas                40.4%      Conoco Inc. (formerly Continental Oil Company)

Pentland Aviation Fuelling Services Limited         England               50%       Conoco Limited

Petco Enterprises, Ltd.                             Japan                 51%       Conoco Inc. (formerly Continental Oil Company)

                        SUBSIDIARIES & EQUITY AFFILIATES

                                                    INCORPORATION      OWNERSHIP
                 COMPANY NAME                          LOCATION       PERCENTAGE              DIRECT PARENT/EQUITY OWNER
                 ------------                       -------------     ----------              --------------------------
Petroleum Transmission Company                      Calgary              100%       Conoco Canada Limited

Petrozuata C.A.                                     Venezuela             50%       Conoco Orinoco Inc.

Phoenix Park Gas Processors, Ltd.                   Trinidad              39%       Conoco Inc. (formerly Continental Oil Company)

Pioneer Investments Corp.                           Delaware           50.0045%     Conoco Pipe Line Company

Pioneer Pipe Line Company                           Delaware             100%       Pioneer Investments Corp.

Pocahontas Gas Partnership                          Virginia              50%       Conoco Inc. (formerly Continental Oil Company)

Polar Lights Company                                Russia                50%       Conoco Timan-Pechora Ltd.

Power Tex Joint Venture                                                 65.36%      Raptor Natural Plains Energy Services LLC
                                                                        34.64%      Raptor Gas Transmission LLC

Premier Oklahoma Processors I LLC (dissolved        Delaware             100%       Conoco Inc. (formerly Continental Oil Company)
  1st quarter 2000)

Projet Malaysia Sdn. Bhd.                           Malaysia              98%       Conoco Jet (Malaysia) Sdn. Bhd.
                                                                          2%        Sime Conoco Energy Sdn. Bhd.

Raptor Facilities Inc.                              Delaware             100%       Conoco Inc. (formerly Continental Oil Company)

Raptor Gas Transmission LLC                         Delaware             100%       Raptor Facilities Inc.

Raptor Industrial Sales Corporation                 Delaware             100%       Raptor Gas Transmission LLC

Raptor Natural Gathering & Processing LLC           New Mexico           100%       Raptor Facilities Inc.

Raptor Natural Pipeline LLC                         New Mexico           100%       Raptor Facilities Inc.

Raptor Natural Plains Energy Services LLC           Delaware             100%       Raptor Facilities Inc.

Raptor Natural Plains Marketing LLC                 Delaware             100%       Raptor Facilities Inc.

Razorback Pipeline Company                          Delaware              40%       Conoco Pipe Line Company

Ronany Limited                                      Northern Ireland     100%       Conoco Limited

Salt Lake Terminal Co.                              Delaware             100%       Pioneer Investments Corp.

San Jacinto Eastern Corporation                     Delaware             100%       Conoco Inc. (formerly Continental Oil Company)

San Jacinto Service Company                         Delaware             100%       San Jacinto Eastern Corporation

Sentinel Concessions, Inc.                          Texas                 49%       Kayo Oil Company

Sentinel Transportation, LLC                        Delaware              40%       Conoco Inc. (formerly Continental Oil Company)

Siam Conoco Land Ltd.                               Thailand             100%       Siam Conoco Terminal Co., Ltd.

Siam Conoco Terminal Co., Ltd.                      Thailand              30%       Conoco Inc. (formerly Continental Oil Company)

Sime Conoco Energy Sdn. Bhd.                        Malaysia              49%       Conoco Jet (Malaysia) Sdn. Bhd.

Smartshop NV                                        Belgium              100%       Societe Europeenne Des Carburants (SECA)

Societe Europeenne Des Carburants (SECA)            Belgium              100%       Conoco Continental Holding GmbH

Southern Energy UK Generation Limited               England              100%       Conoco Global Power Europe Limited

SRW Cogeneration Limited Partnership                Delaware              49%       Conoco Global Power Assets Sabine Inc.
                                                                          1%        Conoco Global Power Development - Sabine Inc.

Statoil Methanol A/S                                Norway              18.125%     Conoco Norway Inc.

TCH LLC                                             Utah                  25%       Conoco Inc. (formerly Continental Oil Company)

The Standard Shale Products Company                 Colorado            99.318%     Conoco Inc. (formerly Continental Oil Company)

Tjeldbergodden Luftgassfabrikk DA                   Norway              11.88%      Conoco Norway Inc.

                        SUBSIDIARIES & EQUITY AFFILIATES

                                                    INCORPORATION      OWNERSHIP
                 COMPANY NAME                          LOCATION       PERCENTAGE              DIRECT PARENT/EQUITY OWNER
                 ------------                       -------------     ----------              --------------------------
TLC International LDC                               Cayman Islands      35.625%     Conoco Global Energy Company

Turcas Petrol A.S. (formerly Tabas                  Turkey              27.64%      Conoco Petroleum Operations Inc.
  Petroleuluk A.S.)

Ursa Oil Pipeline Company LLC                       Delaware            15.96%      Conoco Offshore Pipe Line Company

Vanguard Energy Investors L.P.                      Delaware              10%       Conoco Equity Investments Inc.

Venture Coke Company                                Delaware              50%       Conoco Inc. (formerly Continental Oil Company)

Waha Oil Co. of Libya, Inc.                         Libya                16.6%      Continental Oil Company of Libya

Warwickshire Oil Storage Limited                    England             33.33%      Conoco Limited

Wasia Limited                                       England              100%       Conoco (U.K.) Limited

World Wide Transport, Inc.                          Liberia              100%       Conoco A.G.

Yellowstone Pipe Line Company                       Delaware              46%       Conoco Pipe Line Company

Zeller & CIE S.A.R.L.                               France                50%       Conoco Mineraloel GmbH

Zuataducto, S.R.L.                                  Venezuela            100%       Petrozuata C.A.